UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2012 (May 9, 2012)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1500 CityWest Blvd.
Suite 800
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 850-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Preferred Stock Exchange Agreements

On May 9, 2012, Geokinetics Inc. (the “Company”) entered into (i) a Series B Preferred Stock Subscription and Exchange Agreement (the “Series B Exchange Agreement”) with the holders of the Company’s Series B Senior Convertible Preferred Stock (the “Old Series B Preferred Stock”), pursuant to which the holders of the Old Series B Preferred Stock exchanged (the “Series B Preferred Stock Exchange”) their shares of Old Series B Preferred Stock for shares of the Series B-1 Senior Convertible Preferred Stock of the Company (the “New Series B-1 Preferred Stock”) and (ii) a Series C Preferred Stock Subscription and Exchange Agreement (the “Series C Exchange Agreement”) with the holders of the Company’s Series C Senior Preferred Stock (the “Old Series C Preferred Stock”) pursuant to which the holders of the Series C Preferred Stock exchanged (the “Series C Preferred Stock Exchange” and, together with the Series B Preferred Stock Exchange, the “Preferred Exchanges”) their shares of the Series C Senior Preferred Stock for shares of the Series C-1 Senior Preferred Stock of the Company (the “New Series C-1 Preferred Stock”).

The Preferred Exchanges were consummated to resolve certain technical legal questions relating to the prior issuance of and/or amendment to certain shares of the Old Series B Preferred Stock and Old Series C Preferred Stock and to ensure that full legal effect is given to prior agreements between the Company and the holders of the Old Series B Preferred Stock (the “Series B Holders”) and the holders of the Old Series C Preferred Stock (the “Series C Holders” and together with the Series B Holders, the “Preferred Holders”).  In connection with the Preferred Exchanges, the Company issued to the Series B Holders an equal number of shares of New Series B-1 Preferred Stock in exchange for the Old Series B Preferred Stock held by the Series B Holders (including additional shares of Old Series B Preferred Stock which were previously issued or owing as of March 31, 2012 as payments of dividends in kind) and issued to the Series C Holders an equal number of shares of New Series C-1 Preferred Stock in exchange for the Old Series C Preferred Stock held by the Series C Holders.

The terms of the New Series B-1 Preferred Stock are consistent with the terms of the Old Series B Preferred Stock which was exchanged such that the New Series B-1 Preferred Stock is intended to have the same economic effect as the Old Series B Preferred Stock would have had assuming there were no questions relating to the issuance of and/or amendment to the Old Series B Preferred Stock, except with respect to changes to modify the anti-dilution provisions in the New Series B-1 Preferred Stock (the “Anti-Dilution Modification”) to be different from the Old Series B Preferred Stock with respect to the treatment of warrants (the “Avista Warrants”), if any, to be issued in connection with the Commitment Letter (as amended, the “Avista Commitment Letter”) between the Company and Avista Capital Partners, L.P. (“Avista”) and Avista Capital Partners (Offshore), L.P. (“Avista Offshore”) dated March 16, 2012.  The Anti-Dilution Modification establishes a floor in connection with the anti-dilution adjustments in the New Series B-1 Preferred Stock with respect to an issuance of the Avista Warrants such that the conversion price for the New Series B-1 Preferred Stock will not be adjusted below the closing price of the Company’s common stock on the last trading day before such Avista Warrants are issued in connection with the Avista Commitment.  The terms of the New Series C-1 Preferred Stock are consistent with the terms of the Old Series C Preferred Stock which was exchanged such that the New Series C-1 Preferred Stock is intended to have the same economic effect as the Old Series C Preferred Stock for which they were exchanged assuming there were no questions relating to the issuance of and/or amendment to the Old Series C Preferred Stock.

In addition, the Company and the Preferred Holders agreed to change all references to the Old Series B Preferred Stock and the Old Series C Preferred Stock in any prior agreements to mean references to the New Series B-1 Preferred Stock and New Series C-1 Preferred Stock, respectively, as if such New Series B-1 Preferred Stock and New Series C-1 Preferred Stock were issued on the same date as the Old Series B Preferred Stock and Old Series C Preferred Stock, such that the rights and obligations pursuant to any such agreements would have the same economic effect as they would have had, save and except for the 2008 Warrant Amendments, the 2010 Warrant Amendment (each as discussed below) and the Anti-Dilution Modification.

The Company issued the following shares of New Series B-1 Preferred Stock in exchange for an equal number of shares of Old Series B Preferred Stock to the Series B Holders:

Series B Holder	Number of Shares Exchanged
Avista Capital Partners, L.P.	258,998

Avista Capital Partners (Offshore), L.P.	68,290

Levant America S.A.	32,720

The Company issued the following shares of New Series C-1 Preferred Stock in exchange for an equal number of shares of Old Series C Preferred Stock to each of the Series C Holders:

Series C Holder	Number of Shares Exchanged
Avista Capital Partners, L.P.	106,026

Avista Capital Partners (Offshore), L.P.	27,956

The descriptions of the Series B Exchange Agreement and the Series C Exchange Agreement are qualified in their entirety by reference to the full text of the Agreements, which the Company intends to file as exhibits to the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2012.

Amendments to 2008 Warrants

On May 9, 2012, the Company amended (the “2008 Warrant Amendments”) the terms of the warrants to purchase common stock issued on July 28, 2008 (the “2008 Warrants”) to Avista and Avista Offshore to, among other things, provide that (i) if the exercise price of the 2008 Warrants is adjusted as result of the issuance, if any, of the Avista Warrants pursuant to the Avista Commitment Letter, then the adjusted exercise price will not be lower than the closing price of the Company’s common stock on the last trading day before such warrants are issued and (ii) the issuance of the New Series B-1 Preferred Stock pursuant to the Series B Exchange will not result in adjustment to the exercise price of the 2008 Warrants.

The description of the 2008 Warrant Amendments is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Amendments to 2010 Warrants

On May 9, 2012, the Company amended (the “2010 Warrant Amendments”) the terms of the warrants to purchase common stock issued on December 14, 2010 (the “2010 Warrants”) to Avista, Avista Offshore, Levant America S.A., Petroleum Geo-Services ASA and Mr. Webster, Mr. Ziegler, and a trust affiliated with Mr. Harte, each of whom are members of the Company’s board of directors, to, among other things, provide that the issuance of the New Series B-1 Preferred Stock pursuant to the Series B Exchange will not result in an adjustment to the exercise price of the 2010 Warrants.

The description of the 2010 Warrant Amendments is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.3 to this Current Report on Form 8-K.

Certain Relationships

Avista and Avista Offshore each hold the following number of shares of the Company’s common stock, warrants to purchase the Company’s common stock, New Series B-1 Preferred Stock, New Series C-1 Preferred Stock:

Name	Common Stock	Warrants	New Series B-1 Preferred Stock	New Series C-1 Preferred Stock
Avista Capital Partners, L.P.	2,266,340	1,664,964	258,998	106,026
Avista Capital Partners (Offshore), L.P.	597, 614	439,036	68,290	27,956

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the creation and issuance of the New Series C-1 Preferred Stock is incorporated into this Item 2.03 by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of the New Series B-1 Preferred Stock and the New Series C-1 Preferred Stock is incorporated into this Item 3.02 by reference.

The issuances of the New Series B-1 Preferred Stock and the New Series C-1 Preferred Stock were exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as securities exchanged by the Company with an existing security holder where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange and pursuant to Section 4(2) of the Securities Act as a transaction not involving a public offering.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the exchange of the shares of the Old Series B Preferred Stock for shares of the New Series B-1 Preferred Stock and the shares of the Old Series C Preferred Stock for shares of the New Series C-1 Preferred Stock is incorporated into this Item 3.03 by reference.

The information set forth in Item 5.03 of the Current Report on Form 8-K under the headings “Certificates of Designation” and “Certificates of Elimination” is incorporated into this Item 3.03 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Correction

On May 9, 2012, the Company filed a Certificate of Correction of the Certificate of Incorporation of the Company (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to correct a previous amendment to the Certificate of Incorporation that erroneously amended and restated the entire Article Four of the Certificate of Incorporation instead of only the first paragraph of the Article Four of the Certificate of Incorporation.  The Certificate of Correction was effective upon filing with the Secretary of State.

The description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Certificates of Designation

On May 9, 2012, the Company filed a Certificate of Designation for the New Series B-1 Preferred Stock and a Certificate of Designation for the New Series C-1 Preferred Stock with the Secretary of State of the State of Delaware.  The Certificates of Designation were effective upon filing with the Secretary of State.

The Certificate of Designation for the New Series B-1 Preferred Stock and the Certificate of Designation for the New Series C-1 Preferred Stock are filed as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K.

Certificates of Elimination

On May 9, 2012, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) to remove from the Certificate of Incorporation of the Company the Certificate of Designation of Series A Convertible Preferred Stock of the Company (the “1997 Series A Preferred Stock”), the Certificate of Designation of Series B Convertible Preferred Stock of the Company (the “1997 Series B Preferred Stock”), and the Certificate

of Designation of Series A Senior Convertible Preferred Stock of the Company (the “2004 Series A Preferred Stock”).  All of the shares of the 1997 Series A Preferred Stock, the 1997 Series B Preferred Stock and the 2004 Series A Preferred Stock had previously been converted into shares of the Company’s common stock.  The Certificate of Elimination was effective upon filing with the Secretary of State.

The Certificate of Elimination is filed as Exhibit 3.4 to this Current Report on Form 8-K.

The Company intends to file with the Secretary of State of the State of Delaware (i) a Certificate of Elimination to remove the Certificate of Designation of the Old Series B Preferred Stock from the Certificate of Incorporation of the Company and (ii) a Certificate of Elimination to remove the Certificate of Designation of the Old Series C Preferred Stock from the Certificate of Incorporation of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Correction of the Certificate of Incorporation, dated May 9, 2012

3.2	Certificate of Designation of Series B-1 Senior Convertible Preferred Stock, dated May 9, 2012

3.3	Certificate of Designation of Series C-1 Senior Preferred Stock, dated May 9, 2012

3.4	Certificate of Elimination of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series A Senior Convertible Preferred Stock, dated May 9, 2012

4.1	Amendment No. 1 to Geokinetics Inc. Warrant to Purchase 189,920 Shares of Common Stock, dated May 9, 2012, issued to Avista Capital Partners, L.P.

4.2	Amendment No. 1 to Geokinetics Inc. Warrant to Purchase 50,080 Shares of Common Stock, dated May 9, 2012, issued to Avista Capital Partners (Offshore), L.P.

4.3	Form of Amendment No. 1 to Geokinetics Inc. Warrant to Purchase Common Stock, dated May 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: May 10, 2012	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr. Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Correction of the Certificate of Incorporation, dated May 9, 2012

3.2	Certificate of Designation of Series B-1 Senior Convertible Preferred Stock, dated May 9, 2012

3.3	Certificate of Designation of Series C-1 Senior Preferred Stock, dated May 9, 2012

3.4	Certificate of Elimination of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series A Senior Convertible Preferred Stock, dated May 9, 2012

4.1	Amendment No. 1 to Geokinetics Inc. Warrant to Purchase 189,920 Shares of Common Stock, dated May 9, 2012, issued to Avista Capital Partners, L.P.

4.2	Amendment No. 1 to Geokinetics Inc. Warrant to Purchase 50,080 Shares of Common Stock, dated May 9, 2012, issued to Avista Capital Partners (Offshore), L.P.

4.3	Form of Amendment No. 1 to Geokinetics Inc. Warrant to Purchase Common Stock, dated May 9, 2012